EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Fiscal Quarter End Report of Cash Technologies, Inc. (the Company) on Form 10-QSB for the period ending August 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, being, Bruce Korman, Chief Executive Officer of the Company, and Edmund King, Chief Financial Officer of the Company, respectfully, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ BRUCE KORMAN	/s/ EDMUND KING
Bruce Korman Chief Executive Officer	Edmund King Chief Financial Officer

Dated:  October 21, 2002